Exhibit 10.80
Execution Copy 9-20-06
GAS SUPPLY AGREEMENT
     This Gas Supply Agreement (this “Agreement”), dated effective as of September 1, 2006, is entered into by and between Pacific Summit Energy LLC (“Pacific Summit”), a Delaware limited liability company, Commerce Energy, Inc., a California corporation (“Commerce Energy”) and Houston Energy Services Company, L.L.C., a Texas limited liability company (“HESCO”).
W I T N E S S E T H:
     A. Pacific Summit and HESCO are this date entering into certain NAESB agreements (the “NAESB Agreements”) pursuant to which HESCO will resell to Pacific Summit all of those volumes of gas which comprise HESCO’s existing gas supply positions for the month of September, 2006 and thereafter under those certain gas supply agreements set forth on Exhibit “A” attached hereto and made a part hereof (the “HESCO Gas Supply Agreements”).
     B. Pacific Summit and HESCO have agreed to seek a written novation agreement from each of the counterparties to the HESCO Gas Supply Agreements, whereby Pacific Summit will be solely responsible to such counterparties for-all obligations accruing under the HESCO Gas Supply Agreements for gas deliveries to be made by such counterparties thereunder for any period on or after October 1, 2006 (the “Prospective Obligations”), and whereby HESCO will be expressly released from the Prospective Obligations under each of the HESCO Gas Supply Agreements by such counterparties (collectively, the “Novation Agreements”, and each a “Novation Agreement”).
     NOW, THEREFORE, in consideration of HESCO entering into the NAESB Agreements with Pacific Summit, HESCO and Pacific Summit hereby covenant and agree as follows:
     1. Repurchase of Gas. Pursuant to the NAESB Agreements, Pacific Summit is agreeing to repurchase from HESCO all volumes of gas which HESCO is obligated to purchase under each of the HESCO Gas Supply Agreements during the period from and after September 1, 2006.
     2. Termination of NAESB Forward Gas Supply Positions. HESCO, Commerce Energy and Pacific Summit shall both utilize reasonable commercial efforts to obtain Novation Agreements as to all of the HESCO Gas Supply Agreements prior to the expiration of sixty (60) days following the effective date of this Agreement. HESCO and Pacific Summit further agree that at such time as a Novation Agreement is obtained with respect to a particular HESCO Gas Supply Agreement, then the obligations of HESCO and Pacific Summit as those forward gas supply positions under the corresponding NAESB Agreement which are novated will automatically terminate, so that neither HESCO nor Pacific Summit will have any further obligation to the other with respect thereto. However, if any HESCO Gas Supply Agreement is not covered by a Novation Agreement prior to the expiration of sixty (60) days following the effective date of this Agreement and the failure of such HESCO Gas Supply Agreement to be covered by a Novation Agreement arises directly from Pacific Summit’s failure to utilize reasonable commercial efforts to obtain such Novation Agreement, then the NAESB Agreement corresponding thereto shall be deemed automatically amended as of said date to provide for

Pacific Summit’s payment to HESCO of an additional $.08 per MMBtu of gas (“Price Premium”) thereafter sold to it under such NAESB Agreement until such time as the HESCO Supply Agreement corresponding to such NAESB Agreement shall be covered by a Novation Agreement. Pacific Summit shall not be required to pay the Price Premium if the failure to obtain the Novation Agreement arises directly or indirectly from any dispute between HESCO and any counterparty over the amount of obligations owed by HESCO to the counter party, or from any failure of HESCO or Commerce to utilize reasonable commercial efforts in obtaining the Novation Agreements.
     3. Notice. Any payment demand, notice, correspondence or other document to be given hereunder by any party to another (herein collectively called “Notice”) shall be in writing and delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or by facsimile, to the addresses set forth below. Notice given by personal delivery or mail shall be effective upon actual receipt, or, if receipt is refused or rejected, upon attempted delivery. Notice given by facsimile shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours. All Notices by facsimile shall be confirmed promptly after transmission in writing by certified mail or personal delivery. Any party may change any address to which Notice is to be given to it by giving Notice as provided above of such change of address.
     4. Miscellaneous. THIS AGREEMENT SHALL BE IN ALL RESPECTS GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. No term or provision of this Agreement shall be amended or modified except in a writing signed by HESCO and Pacific Summit. Neither HESCO nor Pacific Summit may assign its rights hereunder without the consent of the other party. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto and their permitted successors and assigns. The recitals of this Agreement form a part of this Agreement and are to be utilized in the interpretation of this Agreement. The singular form of nouns, pronouns and verbs shall include the plural and vice versa. This Agreement, together with NAESB Agreements entered into as of the effective date hereof between HESCO and Pacific Summit with respect to HESCO’s resale of gas to Pacific Summit, embodies the entire agreement and understanding between HESCO and Pacific Summit.
(signature page follows.)

     IN WITNESS WHEREOF, Pacific Summit and HESCO have executed this Agreement effective as of the date first written above.

	HOUSTON ENERGY SERVICES	PACIFIC SUMMIT ENERGY LLC
COMPANY, L.L.C.

By:	/s/ Thomas L. Goudie	By:	/s/ Brian Mock

	Thomas L. Goudie,	Name:	Brian Mock

	President	Title:	President

	Address:	Address:

	10497 Town & Country Way, Suite 150	4675 MacArthur Court
	Houston, Texas 77024	Suite 1170
Newport Beach, California 92660

	Attn. Thomas L. Goudie	Attn: RanDe Patterson
	Fax No.: (713) 463-5032	Fax No.: (949) 777-3233

COMMERCE ENERGY, INC.

By:	/s/ Steven S. Boss

Name: Steven S. Boss
Title: Chief Executive Officer
Address:

600 Anton Blvd, Suite 2000 Costa Mesa, California 92626
Attn:

Fax No.:

EXHIBIT “A”
Gas Supply Agreements

	Confirm
K Type	#	Counterparty	Volume	Price	Location	Term
NAESB	17080	Seminole Energy marketing	7,500	HSC - $0.13	TXU	Sept 06
NAESB	17331	Anadarko	23,268	NYMEX LD+0.20	txg-4	Sept 06
NAESB	17332	Cargill	120,000	NGI +0.005	Socal	Sept 06
NAESB	17332	Cargill	150,000	NGI +0.03	Socal/ SW Gas	Sept 06
NAESB	17333	Cargill	54,000	NGI + 0.02	PG&E Citygate	Sept 06
NAESB	16973	Conoco-Phillips	10,000	NYMEX LD - 0.77	Socal	April ‘06 - Mar’07
NAESB	16669	Conoco-Phillips	10,000	$9.750	EPNG to SWG Topock	Jan’06 - Dec’06

NAESB	17341	Infinite Energy	151,890	NYMEX LD +0,79	FGT Zn31 Destin	Sept 06
NAESB	17340	Infinite Energy	96,690	NYMEX LD +0.12	NGPL /Vermillion	Sept 06
NAESB	17339	Infinite Energy	109,110	NYMEX LD +0.15	St Landry/Gulf South	Sept 06
NAESB	16896	Sempra	10,000	NYMEX LD -0.91	PG&E Citygate	Apr ‘06 - Oct’06
NAESB	16858	Sempra	10,000	NYMEX LD -1.03	socal	Feb’06 - Dec’06
NAESB	16897	Sempra	10,000	NYMEX LD -1.40	socal	Apr’06- Mar’07
NAESB	16895	Sempra	10,000	NYMEX LD -1,25	socal	Apr’06 - Oct’06
NAESB	16916	Sempra	10,000	NYMEX LD -1.40	socal	Apr’06 - Mar ‘07
NAESB	16916	Sempra	10,000	NYMEX LD -1.05	PG&E Citygate	Apr ‘06 - Mar’07
NAESB	16940	Sempra	10,000	NYMEX LD - 1.10	Socal Border	Apr’06 - Oct’06
NAESB	16949	Sempra	10,000	NYMEX LD -1.05	Socal Border	Apr’06 - Mar’07
NAESB	16955	Sempra	10,000	NYMEX LD -0.84	Socal Border	Apr ‘06 - Ocf06
NAESB	16955	Sempra.	10,000	NYMEX LD -0.58	PG&E Citygate	Apr’06 - Oct’06 SoCal (Financial
NAESB	17214	Sempra	2500/Day	Nymex-1.03	Basis)	Apr’06,-Ocf06
NAESfi	Begtrent	350WDay	$21 + Fuel	FG’I Capacity Release	Apr’06 - Mar’07
NAESB	17314	Pacific Summit	10,000	Fixed $9.15	SoCal Border	Oct-’06 - Mar-’07
NAESB	17347	Pacific Summit	20,000	Fixed $ $5.685	NYMEX Purchase	Oct-06
NAESB	17347	Pacific Summit I	10,000	Fixed $ $5.70	NYMEX Purchase	Oct-06